UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): June 29, 2017 (June 28, 2017)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

On June 28, 2017, Wheeler Real Estate Investment Trust, Inc. (the “Company”), issued a press release announcing its preliminary unaudited May 2017 AFFO results. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.
On June 28, 2017, the Company issued a press release announcing the sales of a raw land parcel at Carolina Place and an outparcel at Rivergate Shopping Center. The Company also announced that it will issue its financial results for the 2017 second quarter ended June 30, 2017 on Tuesday, August 8, 2017, after the close of trading. The Company will discuss these results in a conference call the following morning, Wednesday, August 9, 2017, at 10:00 a.m., Eastern Standard Time. Conference call details will be provided at a later date. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.
99.1    Press release dated June 28, 2017.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: June 29, 2017

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release dated June 28, 2017.